                                                               November 1, 2001
[PHOTO]

Dear Shareholder:

  The Zweig Total Return Fund's net asset value decreased 2.8% during the quarter ended September 30, 2001, including $0.18 in reinvested distributions.

  For the nine months ended September 30, 2001, the Fund's net asset value declined 5.9%, including $0.54 in reinvested distributions. The Fund's average overall exposure during the period was 89%.

  The third quarter was a difficult one for the equity markets. The Dow Jones Industrial Average dropped 15.8%, its worst showing since the last quarter of 1987. The Nasdaq composite declined 31%, and the S&P 500 Index was down nearly 15%./1/ According to Lipper Inc., 99% of equity mutual funds finished the quarter in the red, and the average diversified mutual fund dipped 16.2%.
--------
/1/The Dow Jones Industrial Average and the S&P 500 Index measure broad stock market total-return performance. The Nasdaq composite measures technology-oriented stock total-return performance. All of the indices are unmanaged and not available for direct investment.

  In line with our indicators, which have served us so well in the past, we were bullish during the quarter for the following reasons. Historically, going back to 1913, there have been roughly 11.9 cumulative years when we were in a similar mode--three or more Federal Reserve interest rate cuts and a growing money supply--and the average annual return for the S&P 500 during that period was 32.8%. The average rate of return for the remaining 76 years was in the vicinity of 2.2%.

  That is basically why we were bullish. Other indicators pointed in the same direction. What went wrong--and that was before the terrorist attacks on September 11--is that I underestimated the impact of the bursting of the technology bubble on the market and the economy. I thought the Fed actions would induce capital expenditures in other areas sooner and stimulate consumer spending. The housing market, for example, did show improvement. However, conditions unexpectedly worsened in August and the events of September 11 only exacerbated the market's weakness.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net assets per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.056 per share payable on November 26, 2001 to shareholders of record on November 13, 2001. The amount of the distribution depends on the exact net asset value at the time of declaration. For the November distribution, 0.83% of the Fund's net asset value was equivalent to $0.056 per share. Including this distribution, the Fund's payout since inception is now $11.36 per share.

                                MARKET OUTLOOK

  Our bond exposure on September 30 was 60% compared with 57% at the end of the second quarter. If we were fully invested, we would be 62.5% in bonds and 37.5% in stocks. Consequently, at 60%, we are at approximately 96% of a full position (60%/62.5%).

  Treasury securities performed very strongly in the third quarter. As economic weakness accelerated, the Federal Reserve cut interest rates dramatically. The 30-year Treasury bond began the quarter yielding 5.69% but rallied smartly to 5.42% at the end of September. While the long bond performed well, the sharpest rally came in the front end of the yield curve, as two-year notes moved 131 basis points, from 4.16% to 2.85%.

  The main factors for the powerful performance of shorter dated Treasury notes included an acceleration of worldwide economic woes, with most U.S. data pointing to a possible recession; the so-called "flight to quality," with investors favoring short maturity Treasuries over all other investments after the terrorist attacks; and the Fed's steep rate cuts.

  The Fed has now cut the overall Federal funds rate--the rate it can directly affect--a total of 400 basis points this year. This is, by far, the most dramatic reduction implemented by the Fed in so short a time. It seems the Fed wants the investing public to know that it stands willing to do whatever it takes to avert a major recession, stemming from a loss in consumer confidence after the attacks. As a result, excess liquidity has been flowing to the safety of U.S. Treasury notes and bonds.

  Our equity exposure as of September 30 was 34%. At this figure, we were at about 91% of a full position (34%/37.5%). At the close of the second quarter, we were at 39%, slightly above our benchmark of 37.5%.

  The World Trade Center attack is perhaps the equivalent of a 1000-year flood. It presents an entirely new and different set of largely unpredictable eventualities. However, what happened to the market after the sneak attack on Pearl Harbor on December 7, 1941, might provide a clue. At the time of the attack, the market was already down roughly 10% from its previous high. On news of the attack, the Dow fell 8.8% over a two-week period before recovering in early January. By November 1942, less than a year later, the Dow had rallied back to its pre-attack level.

  As far as the post-September 11 stock market is concerned, I think there will be at least five and perhaps six areas of economic stimulus that will be very important. They are:

  One, we will see some tax cuts. I am not sure how Congress will work out the specifics, but there is some bipartisanship and we'll get something.

  Two, there will be more government spending. President Bush is requesting an economic stimulus package of $75 billion on top of $40 billion in emergency spending and $15 billion to the airlines. And, we expect there will be more of that.

  Three, we have lower oil prices, partly because of the attack. The effect is almost like a tax cut.

  Four, the Fed has cut rates two more times since the attack, and it is flooding the economy with liquidity. This may be temporary, but it should help.

  Five, the insurance companies will pay out at least $40 billion. That is not just for the World Trade Center. It includes life and other property insurance that will go back to rebuilding the economy.

  Then, there is a sixth stimulus that has nothing to do with the terrorist attack. It is the huge inventory drop, which I was paying a lot of attention to prior to September 11. Capacity utilization is also way down, but at some point, inventory gets so thin that it has to be rebuilt.

  These are all positives for the economy. As for negatives, we may see one for housing, depending on the direction of prices. Also, consumer confidence is pretty poor. Consumer confidence is also low at the end of a recession. That did not bother me before the attack, but there's an additional fear factor here. If consumers are reluctant to spend--and I am not making a prediction-- there could be some problems.

  I don't know whether or when people will go back to living normally, but there will be increased spending. But will it be enough to give us a vigorous recovery? My guess is probably not. However, I think we will come off the lows.

  There is an enormous shock effect right now. Whatever the gross national product is for the third and fourth quarters, I believe we will see a positive first quarter in 2002, but I don't look for it to be huge.

  Prior to the attack, consumers were concerned about the weakening economy. S&P 500 earnings were down about 22% for the quarter, and the unemployment rate was up 1% this year to 4.9%. However, the S&P has returned 15.8% in previous periods when earnings were down versus only 3.8% when earnings were up 10% or better. In addition, in the nine previous cases when unemployment rose 1% as it has this year, the S&P was higher a year later in every case by an average of 24.9%. History shows that once economic weakness is this widespread and the Fed is cutting rates, stocks soon bottom and head sharply higher.

  My indicators are bullish. Our monetary model is supported by nine Fed cuts, T-bills yields down over 50%, long bond yields off over 20%, and a dramatically steeper yield curve. Our sentiment model is extremely bullish as well because of the widespread pessimism. The puts/calls ratio, investor sentiment surveys, and cash levels show that investors have raised cash in fear of lower stock prices. In previous instances when investors have shown this level of pessimism, the market has returned over 32% a year.

  In view of the above considerations, we remain bullish and as of this writing, are about 93% invested.


                             PORTFOLIO COMPOSITION

  Our leading industry groups as of September 30 included health care, financial services, technology, telecommunications, oil and oil services, and retailing. These groups all appeared on our June 30 listing. During the quarter, we increased our position in health care, a category that held up well in a difficult market. Our holdings were trimmed in oil and oil services, a group that underperformed. Technology lost exposure because of market weakness.

  Some of our largest individual holdings include Pfizer, Microsoft, General Electric, Citigroup, Wal-Mart, Johnson & Johnson, Tyco, SBC Communications, Verizon, and Eli Lilly.

  Eli Lilly is new to our portfolio. Johnson & Johnson, SBC Communications, and Verizon showed relatively good performance during the quarter. Among the top holdings listed in our previous quarterly report, we have reduced our stake in AOL Time Warner, and IBM and Intel underperformed.

                Sincerely,

                /s/ Martin E. Zweig, Ph.D.
                Martin E. Zweig, Ph.D.
                Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                               September 30, 2001
                                  (Unaudited)

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Common Stocks                                   33.58%
Aerospace & Air Transport                        0.19%
  United Technologies Corp. ..........................   24,500    $  1,139,250
                                                                   ------------
Automotive                                       0.12%
  General Motors Corp. ...............................   16,000         686,400
                                                                   ------------
Building & Forest Products                       0.60%
  Cemex S.A. de CV, ADR...............................   28,856         592,702
  International Paper Co. ............................   39,700       1,381,560
  Weyerhaeuser Co. ...................................   32,000       1,558,720
                                                                   ------------
                                                                      3,532,982
                                                                   ------------
Chemicals                                        0.31%
  Dow Chemical Co. ...................................   55,900       1,831,284
                                                                   ------------
Commercial Services                              0.22%
  Omnicom Group, Inc. ................................   20,000       1,298,000
                                                                   ------------
Consumer Products                                1.38%
  Anheuser-Busch Cos., Inc. ..........................   32,000       1,340,160
  Avon Products, Inc. ................................   16,000         740,000
  Kimberly-Clark Corp. ...............................   32,000       1,984,000
  PepsiCo, Inc. ......................................   47,800       2,318,300
  Procter & Gamble Co. ...............................   24,000       1,746,960
                                                                   ------------
                                                                      8,129,420
                                                                   ------------
Electronics -- Electrical                        1.50%
  Celestica, Inc. ....................................   16,000(a)      436,800
  Emerson Electric Co. ...............................   32,000       1,505,920
  Flextronics International Ltd. .....................   16,000(a)      264,640
  General Electric Co. ...............................  162,000       6,026,400
  Jabil Circuit, Inc. ................................   32,000(a)      572,800
                                                                   ------------
                                                                      8,806,560
                                                                   ------------
Engineering & Machinery                          0.12%
  SPX Corp. ..........................................    8,500         704,650
                                                                   ------------

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Financial Services                               6.72%
  American International Group, Inc. .................   51,100    $  3,985,800
  Bank of America Corp. ..............................   63,700       3,720,080
  Capital One Financial Corp. ........................   32,000       1,472,960
  Citigroup, Inc. ....................................  129,000       5,224,500
  Fannie Mae..........................................   43,100       3,450,586
  Freddie Mac.........................................   57,000       3,705,000
  H & R Block, Inc. ..................................   64,000       2,467,840
  Household International, Inc. ......................   32,000       1,804,160
  Lehman Brothers Holdings, Inc. .....................   36,800       2,092,080
  Lincoln National Corp. .............................   32,000       1,492,160
  MBNA Corp. .........................................   32,000         969,280
  Merrill Lynch & Co., Inc. ..........................   24,000         974,400
  MetLife, Inc. ......................................   48,000       1,425,600
  Morgan Stanley Dean Witter & Co. ...................   36,900       1,710,315
  SouthTrust Corp. ...................................   32,200         820,134
  Washington Mutual, Inc. ............................   63,850       2,456,948
  Wells Fargo & Co. ..................................   40,000       1,778,000
                                                                   ------------
                                                                     39,549,843
                                                                   ------------
Health Care                                      5.86%
  American Home Products Corp. .......................   32,000       1,864,000
  Amgen, Inc. ........................................   32,000(a)    1,880,640
  Bristol-Myers Squibb Co. ...........................   47,800       2,655,768
  Cardinal Health, Inc. ..............................   24,100       1,782,195
  Eli Lilly & Co. ....................................   48,000       3,873,600
  Guidant Corp. ......................................   38,400(a)    1,478,400
  Johnson & Johnson ..................................   82,800       4,587,120
  MedImmune, Inc. ....................................   31,900(a)    1,136,597
  Pfizer, Inc. .......................................  159,200       6,383,920
  Pharmacia Corp. ....................................   56,000       2,271,360
  St. Jude Medical, Inc. .............................   24,000       1,642,800
  Tenet Healthcare Corp. .............................   38,100(a)    2,272,665
  UnitedHealth Group, Inc. ...........................   40,000       2,660,000
                                                                   ------------
                                                                     34,489,065
                                                                   ------------
Investment Companies                             0.92%
  Nasdaq-100 Index....................................  122,000       3,535,560
  Semiconductor Holders Trust.........................   63,000       1,862,280
                                                                   ------------
                                                                      5,397,840
                                                                   ------------
Manufacturing                                    1.14%
  Caterpillar, Inc. ..................................   32,000       1,433,600
  Honeywell International, Inc. ......................   32,000         844,800
  Tyco International Ltd. ............................   98,000       4,459,000
                                                                   ------------
                                                                      6,737,400
                                                                   ------------

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Media                                            1.21%
  Comcast Corp., Class A..............................   46,700(a) $  1,675,129
  Gannett Co., Inc ...................................   16,000         961,760
  Gemstar-TV Guide International, Inc ................   39,000(a)      768,690
  McGraw-Hill Cos., Inc. .............................   35,500       2,066,100
  New York Times Co., Class A.........................   28,500       1,112,355
  Viacom, Inc., Class B...............................   16,100(a)      555,450
                                                                   ------------
                                                                      7,139,484
                                                                   ------------
Metals                                           0.21%
  Alcoa, Inc. ........................................   39,900       1,237,299
                                                                   ------------
Oil & Oil Services                               2.27%
  Anadarko Petroleum Corp. ...........................   38,400       1,846,272
  BJ Services Co. ....................................   32,000(a)      569,280
  Chevron Corp. ......................................   24,200       2,050,950
  El Paso Corp. ......................................   32,000       1,329,600
  Enron Corp. ........................................   30,100         819,623
  Exxon Mobil Corp. ..................................   89,200       3,514,480
  Occidental Petroleum Corp. .........................   32,000         778,880
  Santa Fe International Corp. .......................   16,000         340,000
  Talisman Energy, Inc. ..............................   24,000         816,240
  USX-Marathon Group .................................   47,600       1,273,300
                                                                   ------------
                                                                     13,338,625
                                                                   ------------
Railroads                                        0.13%
  CSX Corp. ..........................................   24,000         756,000
                                                                   ------------
Restaurants                                      0.22%
  McDonald's Corp. ...................................   48,000       1,302,720
                                                                   ------------
Retailing                                        1.97%
  Home Depot, Inc. ...................................   71,000       2,724,270
  Kroger Co. .........................................   32,000         788,480
  Lowe's Cos., Inc. ..................................   59,300       1,876,845
  Target Corp. .......................................   36,200       1,149,350
  Wal-Mart Stores, Inc. ..............................  102,500       5,073,750
                                                                   ------------
                                                                     11,612,695
                                                                   ------------

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Technology                                       5.18%
  AOL Time Warner, Inc. ..............................   79,900(a) $  2,644,690
  Applied Materials, Inc. ............................   29,800(a)      847,512
  Cisco Systems, Inc. ................................  129,700(a)    1,579,746
  Corning, Inc. ......................................   17,000         149,940
  Cypress Semiconductor Corp. ........................   33,000(a)      490,380
  Dell Computer Corp. ................................   87,100(a)    1,613,963
  Electronic Data Systems Corp. ......................   39,900       2,297,442
  EMC Corp. ..........................................   50,000(a)      587,500
  First Data Corp. ...................................   31,700       1,846,842
  Intel Corp. ........................................  141,400       2,890,216
  International Business Machines Corp. ..............   38,400       3,544,320
  JDS Uniphase Corp. .................................   17,000(a)      107,440
  Lucent Technologies, Inc. ..........................   62,800         359,844
  Microchip Technology, Inc. .........................   24,500(a)      656,600
  Microsoft Corp. ....................................  119,500(a)    6,114,815
  Motorola, Inc. .....................................   32,200         502,320
  Network Appliance, Inc. ............................   17,000(a)      115,600
  Oracle Corp. .......................................  122,700(a)    1,543,566
  QUALCOMM, Inc. .....................................   24,500(a)    1,164,730
  Siebel Systems, Inc. ...............................   39,800(a)      517,798
  Sun Microsystems, Inc. .............................   98,000(a)      810,460
  USinternetworking, Inc. ............................   29,950(a)        8,086
  Yahoo!, Inc. .......................................    8,800(a)       77,528
                                                                   ------------
                                                                     30,471,338
                                                                   ------------
Telecommunications                               2.92%
  ADC Telecommunications, Inc. .......................   57,500(a)      200,675
  Amdocs Ltd. ........................................   32,000(a)      852,800
  AT&T Corp. .........................................   98,000       1,891,400
  AT&T Wireless Services, Inc. .......................   72,736(a)    1,086,676
  General Motors Corp., Class H.......................   65,000         866,450
  Nokia Corp., ADR....................................   70,000       1,095,500
  Nortel Networks Corp. ..............................   65,000         364,650
  SBC Communications, Inc. ...........................   87,900       4,141,848
  Telephone & Data Systems, Inc. .....................   15,900       1,499,370
  TyCom Ltd. .........................................   22,500(a)      176,625
  Verizon Communications, Inc. .......................   71,900       3,890,509
  WorldCom, Inc. -- WorldCom Group....................   73,950(a)    1,112,208
                                                                   ------------
                                                                     17,178,711
                                                                   ------------

                                                     Number of
                                                      Shares          Value
                                                    -----------    ------------
Utilities -- Electric & Gas                   0.39%
  Calpine Corp. ...................................      43,400(a) $    989,954
  Exelon Corp. ....................................      28,800       1,284,480
                                                                   ------------
                                                                      2,274,434
                                                                   ------------
    Total Common Stocks............................                 197,614,000
                                                                   ------------
Unit Investment Trusts                        0.43%
  S&P MidCap 400 Depositary Receipts...............      31,800       2,516,970
                                                                   ------------
                                                     Principal
                                                      Amount
                                                    -----------
United States Government Obligations         59.63%
  FHLMC, 6.875%, 1/15/05........................... $70,500,000      77,244,242
  FHLMC, 5.125%, 10/15/08..........................  38,100,000      38,560,515
  FHLMC, 7.00%, 3/15/10............................  42,000,000      47,410,776
  United States Treasury Notes, 6.00%, 8/15/09.....  21,900,000      24,090,876
  United States Treasury Bonds, 10.75%, 5/15/03....  15,000,000      16,907,235
  United States Treasury Bonds, 8.125%, 5/15/21....  33,700,000      44,620,923
  United States Treasury Bonds, 6.875%, 8/15/25....  40,500,000      47,913,404
  United States Treasury Bonds, 5.25%, 11/15/28....  40,000,000      38,603,160
  United States Treasury Bonds, 5.375%, 2/15/31....  15,700,000      15,606,789
                                                                   ------------
    Total United States Government Obligations.....                 350,957,920
                                                                   ------------
Short-term Investments                        5.56%
  CitiBank Capital, 3.47%, 10/01/01................  10,000,000      10,000,000
  Volkswagen Corp., 3.40%, 10/01/01................  22,700,000      22,700,000
                                                                   ------------
    Total Short Term Investments...............................      32,700,000
                                                                   ------------
    Total Investments -- 99.20%................................     583,788,890
    Cash and Other Assets Less Liabilities -- 0.80%............       4,715,053
                                                                   ------------
    Net Assets (Equivalent to $6.51 per share based on
     90,417,863 shares of capital stock outstanding) -- 100%...    $588,503,943
                                                                   ============

--------
(a) Non-income producing security

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS
                              September 30, 2001
                                  (Unaudited)

                                                               Net Asset Value
                                       Total Net Assets           per share
                                   --------------------------  ----------------
Beginning of period: December 31,
 2000............................                $671,055,863           $  7.48
  Net investment income..........  $ 12,420,590                $  0.14
  Net realized and unrealized
   loss on investments...........   (51,187,488)                 (0.57)
  Dividends from net investment
   income and distributions from
   net long-term and short-term
   capital gains.................   (48,559,194)                 (0.54)
  Net asset value of shares
   issued to shareholders in
   reinvestment of dividends
   resulting in issuance of
   common stock..................     4,774,172                    --
                                   ------------                -------
  Net decrease in net assets/net
   asset value...................                 (82,551,920)            (0.97)
                                                 ------------           -------
End of period: September 30,
 2001............................                $588,503,943           $  6.51
                                                 ============           =======

-------------------------------------------------------------------------------

                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

  Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS                                  Quarterly Report
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.                                    [LOGO] Zweig
Director                                                The Zweig Total
                                                        Return Fund, Inc.
Investment Adviser
Phoenix/Zweig Advisers LLC                              September 30, 2001
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
56 Prospect St.
P.O. Box 150480
Harford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1376                                                              3206-3Q-01

                                         [LOGO] PHOENIX INVESTMENT PARTNERS
                                         A member of The Phoenix Companies, Inc